SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                              (Amendment No. __)


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      permitted by Rule 14a-6(e)(2))
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      [  ]       Definitive Additional Materials
      [  ]       Soliciting Material  Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12


                            LEUTHOLD FUNDS, INC.
               (Name of Registrant as Specified in Its Charter)

                                Not Applicable
                           ------------------------


         (Name of Person(s) Filing Proxy Statement if other than the
                                 Registrant)

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      6(i)(4) and 0-11.

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                              LEUTHOLD FUNDS, INC.
                       100 North Sixth Street, Suite 700A
                         Minneapolis, Minnesota  55403
                              -------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 25, 1999
                              -------------------

To the Stockholders of
LEUTHOLD FUNDS, INC.

  NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of LEUTHOLD FUNDS, INC. (the "Corporation") will be held at 5000 IDS Center, Nicollet Mall, Minneapolis, Minnesota on Monday the 25th day of January, 1999, at 10:30 a.m., for the following purposes:

     1. To consider and act upon a proposal to approve a change in the investment restrictions of the Leuthold Core Investment Fund (the "Fund") to permit the Fund to effect short sales as permitted by the Investment Company Act of 1940, as amended.

     2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

  Only stockholders of record at the close of business on November 30, 1998, the record date for this meeting, shall be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

  YOUR VOTE IS IMPORTANT AND ALL STOCKHOLDERS ARE ASKED TO BE PRESENT IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE USING THE ENCLOSED STAMPED ENVELOPE. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM PERSONALLY VOTING YOUR SHARES AT THE MEETING SINCE YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF THE CORPORATION IN WRITING (BY SUBSEQUENT PROXY OR OTHERWISE) OF SUCH REVOCATION AT ANY TIME BEFORE IT IS VOTED.

                                          By Order of the Board of Directors,

                                          /S/ STEVEN C. LEUTHOLD

                                          STEVEN C. LEUTHOLD
                                          President

Minneapolis, Minnesota
December 15, 1998

                              LEUTHOLD FUNDS, INC.
                       100 North Sixth Street, Suite 700A
                         Minneapolis, Minnesota  55403
                              -------------------

                                PROXY STATEMENT

INTRODUCTION

  The enclosed proxy is being solicited by and on behalf of the Board of Directors of Leuthold Funds, Inc. (the "Corporation") for use at the Special Meeting of Stockholders to be held at 5000 IDS Center, Nicollet Mall, Minneapolis, Minnesota 55402, on Monday, the 25th day of January, 1999, at 10:30 a.m. and at any adjournment or postponement thereof (the "Meeting"), for the purposes set forth in the attached Notice of Special Meeting of Stockholders. The Meeting could be adjourned if a quorum does not exist or the Meeting is disrupted by fire or other emergency. For purposes of any adjournment, proxies will be voted "FOR" adjournment unless otherwise directed. A stockholder may otherwise direct by writing anywhere on the enclosed proxy that the stockholder will vote against any adjournments.

  PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER YOU EXPECT TO BE PERSONALLY PRESENT AT THE MEETING OR NOT. Timely executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted for the proposal set forth in the Notice of Special Meeting of Stockholders. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by giving notice thereof to the Corporation in writing (by subsequent proxy or otherwise), but if not so revoked, the shares represented by the proxy will be voted at the Meeting. Presence at the Meeting of a stockholder who has signed a proxy does not in itself revoke a proxy.

  Proxies will be solicited by mail. In addition to solicitation by mail, certain officers and employees of the Corporation may solicit by telephone, telegraph and personally. Such officers and employees will not be specifically paid for these services. The cost of solicitation, including preparing, assembling and mailing the proxy material, will be borne by the Corporation. The Notice of Special Meeting of Stockholders, this Proxy Statement and the accompanying form of proxy were first mailed to stockholders of the Corporation on or about December 15, 1998.

  Only stockholders of record at the close of business on November 30, 1998 will be entitled to notice of and to vote at the Meeting. On that date, there were issued and outstanding 4,070,713 shares of common Stock, $.0001 par value, of the Leuthold Core Investment Fund (the "Fund"). The record holder of each outstanding share of the Fund is entitled to one vote on all matters submitted to stockholders of the Fund.

  See "Vote Required" under the Proposal for information as to the required vote.

  THE CORPORATION WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY STOCKHOLDER UPON REQUEST. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO KRISTEN E. VOIGTSBERGER AT THE ABOVE ADDRESS OR BY CALLING 1-800-273-6886.

          PROPOSAL TO AMEND THE INVESTMENT RESTRICTION OF THE FUND
                    TO PERMIT THE USE OF SHORT SALES

  The Board of Directors of the Corporation has proposed that the fundamental investment restriction of the Fund concerning short sales as set forth in the Fund's statement of additional information be changed to permit the Fund to effect short sales as permitted by the Investment Company Act of 1940, as amended. The proposed amendment to this investment restriction (the "Proposal") will become effective only upon stockholder approval. If the Proposal is not approved by a vote of the stockholders of the Fund, the current restriction for the Fund will remain unchanged.

THE PROPOSAL

  The CURRENT INVESTMENT RESTRICTION of the Fund relating to short sales, which is a fundamental policy and cannot be changed without stockholder approval, states:

      1. The Fund will not sell securities short, buy securities on margin, or write put or call options.

  Subject to stockholder approval, THIS INVESTMENT RESTRICTION WILL BE AMENDED to state:

      1. The Fund will not buy securities on margin or write put or call options.

  The effect of this amendment, if approved by the stockholders, will be to permit the Fund to effect short sales as permitted by the Investment Company Act of 1940, as amended. The investment restriction will remain a fundamental policy of the Fund which cannot be changed again without stockholder approval. The Fund's Board of Directors unanimously supports this change.

DISCUSSION

  The Fund's Board of Directors believes that the proposed change will enhance the capabilities of the Fund's investment adviser and improve the adviser's potential to achieve the investment objective of the Fund.

  Currently, the adviser purchases primarily S&P 500 put options (stock index options) in order to rapidly (and in the adviser's opinion) cost-effectively reduce the Fund's equity exposure. Under certain volatile market conditions, these put options become much less cost-effective. The Proposal, if adopted, will enable the Fund's adviser to reduce equity exposure by engaging in short sales of index-related and other securities. Under certain volatile market conditions, the Fund's adviser believes that reducing equity exposure by engaging in short sales is more effective than using put options.

  In addition, the adviser may anticipate that certain segments of the market are more likely to experience a decline, or decline in greater magnitude, than the market as a whole. Under such conditions, the adviser would prefer to sell short those index-related or other securities which represent the segment(s) of the market that are anticipated to underperform.

  The Fund primarily intends to engage in short sales in order to control the total equity exposure of its portfolio on a short to intermediate term basis. In volatile markets this might occur several times in one year. However, the adviser does not expect to maintain any permanent short positions.

  As with any strategy employed to reduce equity exposure, a short sale involves certain investment risks. The investment performance of the Fund will suffer if a security for which the Fund has effected a short sale appreciates in value. Additionally the Fund may be required to close out a short position earlier than it had intended if the securities lender requires it to deliver the securities it borrowed at the commencement of the short sale and the Fund is unable to borrow such securities from other securities lenders.

  A "short sale" is made by selling a security the Fund does not own. In a short sale transaction, the Fund will borrow a security from a broker and sell it with the expectation that it will replace the security borrowed from the broker by repurchasing the same security at a lower price. These securities may include individual securities or index based securities such as Standard & Poor's Depository Receipts ("SPDRs"). Whenever the Fund effects a short sale, it will put in a segregated account cash or other liquid assets equal to the difference between (a) the market value of the securities sold short and (b) any cash or United States government securities required to be deposited as collateral with the broker in connection with the short sale (but not including the proceeds of the short sale). Until the Fund replaces the security it borrowed to effect the short sale, it must maintain daily the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. Initially no more than 25% of the value of the Fund's net assets will be, when added together, (a) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (b) allocated to segregated accounts in connection with short sales.

  The Board of Directors believes that the adviser's effectiveness is likely to be enhanced by using short sales in place of, or in addition to, S&P 500 put options. The Board also believes that the potential benefits of this strategy exceed the potential risks.

VOTE REQUIRED

  Approval of the Proposal requires the affirmative vote of the lesser of (i) 67% of the Fund's shares present or represented at the Meeting; or (ii) more than 50% of the outstanding shares of the Fund. If the Proposal is not approved by the stockholders of the Fund, the Fund's current investment limitation will continue to apply. Abstentions and broker non-votes will not be counted for or against the Proposal but will be counted as votes present for purposes of determining whether or not a quorum is present or represented at the Meeting. Abstentions and broker non-votes have no effect if (i) is applicable and have the same effect as a vote against the Proposal if (ii) is applicable.

  THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSAL AND HAS DETERMINED THAT THE PROPOSAL IS IN THE BEST INTERESTS OF THE FUND AND ITS STOCKHOLDERS.

  The Board of Directors recommends that stockholders of the Fund vote FOR the
                                                                       ---
Proposal.

                    STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

  Set forth below is certain information at October 31, 1998 regarding the beneficial ownership of shares of the Fund by each director and executive officer of the Corporation and persons who beneficially owned more than 5% of the outstanding shares of the Fund. Each person has sole power to vote or dispose of such shares, except as otherwise indicated.

NAME OF BENEFICIAL OWNER                AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP                     PERCENT OF CLASS
------------------------                -----------------------------------------                    -----------------
Thomas F. Elsen                                        2,031                                               *<F1>

Steven C. Leuthold                                   104,617**<F2>                                         2.59%

Charles D. Zender                                     15,206                                               *<F1>

John S. Chipman                                            0                                                 0

Lawrence L. Horsch                                         0                                                 0

Paul M. Kelnberger                                       728                                               *<F1>

Elizabeth M. Page                                      5,501                                               *<F1>

Kristen E. Voigtsberger                                1,337                                               *<F1>

Norwest Bank Minnesota, Trustee
FBO Fairview
401(k) Plan
P.O. Box 1533
Minneapolis, MN  55480-1533                          222,101                                               5.49%

American Express Trust Company, Trustee
Gray, Plant, Mooty Retirement Savings Plan
33 South 6th Street, Suite 3400
Minneapolis, MN  55402-3796                          412,519                                               10.2%

--------------------
*<F1>     Less than 1%
**<F2> Includes shares held by a foundation and family trust, over which the reporting person may share voting and investment power.

                               INVESTMENT ADVISER

  The Fund's investment adviser is Leuthold & Anderson, Inc., with its principal offices located at 100 North Sixth Street, Suite 700A, Minneapolis, Minnesota 55403.

                                 ADMINISTRATOR

  The Fund's administrator is Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

                                 OTHER MATTERS

  The Board of Directors of the Corporation knows of no other matters that may come before the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed forms of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

                             STOCKHOLDER PROPOSALS

  Under the proxy rules of the Securities and Exchange Commission, stockholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Corporation's proxy materials for a particular meeting of stockholders. One of these conditions relates to the timely receipt by the Corporation of any such proposal. Since the Corporation does not have regular annual meetings of stockholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Corporation a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Corporation receives a stockholder proposal in a timely manner does not insure its inclusion in the Corporation's proxy materials since there are other requirements in the proxy rules relating to such inclusion.

                                          By Order of the Board of Directors,

                                          /S/ STEVEN C. LEUTHOLD

                                          STEVEN C. LEUTHOLD
                                          President

Minneapolis, Minnesota
December 15, 1998

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                              LEUTHOLD FUNDS, INC.
                                JANUARY 25, 1999

     The undersigned constitutes and appoints Steven C. Leuthold and Kristen E. Voigtsberger, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the Special Meeting of Stockholders of LEUTHOLD FUNDS, INC. (the "Corporation"), to be held at 5000 IDS Center, Nicollet Mall, Minneapolis, Minnesota, on Monday, January 25, 1999 at 10:30 a.m. local time, and at any adjournments or postponements thereof, all shares of stock of the Corporation which the undersigned is entitled to vote as follows:

                                        Dated--------------------------, 199--
                                        [                                    ]
                                        Signature(s)

                                        The signature on this proxy should
                                        correspond exactly with the name of the
                                        stockholder as it appears on the proxy.
                                        If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         LEUTHOLD FUNDS, INC.

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY
                      WILL BE VOTED FOR THE PROPOSAL.

       Please vote by filling in the appropriate box(es) below.

(1) To approve the proposal to change the investment restriction of the Leuthold Core Investment Fund to permit it to effect short sales as permitted by the Investment Company Act of 1940.

            FOR   [ ]         AGAINST     [ ]         ABSTAIN    [ ]


(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                 Please check here if you WILL be   [ ]
                                 attending the meeting.